                                            Exhibit 10.44

                                            Contract # 800375

                        SERVICE AGREEMENT
                        FOR RATE SCHEDULE FT-1

    This Service Agreement, made and entered into this 1st day of March, 1994, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and YANKEE GAS SERVICES COMPANY, (herein called "Customer", whether one or more),

                   W I T N E S S E T H:

    WHEREAS, Pipeline and Customer entered into a precedent agreement dated September 6, 1991 ("Precedent Agreement"), under which Pipeline agreed to request the necessary authorizations from the Federal Energy Regulatory Commission ("Commission") to construct facilities and render a firm transportation service ("ITP Service") for Customer under an incremental Pipeline rate schedule; and

    WHEREAS, the Commission issued an order on July 16, 1993, which granted Pipeline permanent certificate authorization to construct the necessary pipeline facilities to render the ITP Service, but required Pipeline to render the ITP Service under Pipeline's blanket transportation certificate issued under Part 284 of the Commission's regulations; and

    WHEREAS, Pipeline and Customer desire to proceed with the ITP Project and the ITP Service in accordance with the Commission's July 16, 1993 order;

    NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                        ARTICLE I
                   SCOPE OF AGREEMENT

    Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule FT-1, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Pipeline's Rate Schedule FT-1, Pipeline agrees to deliver for Customer's account quantities of natural gas up to the following quantity:

Commencing on the later of November 1, 1994, or the first day following notification of Customer by Pipeline that Pipeline has completed and placed into service all necessary facilities authorized in Docket No. CP92-184, et al.:

                  Maximum Daily Quantity (MDQ) 15,000 dth

    Pipeline shall receive for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) for transportation hereunder daily quantities of gas up to Customer's MDQ, plus Applicable Shrinkage. Pipeline shall transport and deliver for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), such daily quantities tendered up to such Customer's MDQ.

    Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the applicable MDQ.

    In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule FT-1 and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those Operational Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.

                        ARTICLE II
                   TERM OF AGREEMENT

    The term of this Service Agreement shall commence on the later of November 1, 1994, or on the first day after Pipeline notifies Customer that the necessary facilities authorized in Docket No. CP92-184, et al., have been completed and placed in service, and shall continue in force and effect until October 31, 2014, and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon two (2) years prior written notice to the other specifying a termination date of any year occurring on or after the expiration of the primary term. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

    THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

    Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                        ARTICLE III
                        RATE SCHEDULE

    This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule FT-1 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

    Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule FT-1 as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

    Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule FT-1, (b) Pipeline's Rate Schedule FT-1 pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule FT-1. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the agreement as specified in Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.

                        ARTICLE IV
         POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

    The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

    Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                        ARTICLE V
                        QUALITY

    All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in
Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.

                        ARTICLE VI
                        ADDRESSES

    Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certi-fied, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

    (a) Pipeline:  TEXAS EASTERN TRANSMISSION CORPORATION
                        5400 Westheimer Court
                        Houston, TX  77056-5310

    (b) Customer:  YANKEE GAS SERVICES COMPANY
                        599 Research Parkway
                        P. O. Box 1030
                        Meriden, CT  06450-1030

or such other address as either party shall designate by formal written notice.

                        ARTICLE VII
                        ASSIGNMENTS

    Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section 3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                        ARTICLE VIII
                        INTERPRETATION

    The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

    This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                        ARTICLE IX
              CANCELLATION OF PRIOR CONTRACT(S)

    This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

                             N/A


    IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respec-tive corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.


                        TEXAS EASTERN TRANSMISSION CORPORATION

                        By:  /s/Diane T. Tom
                           --------------------------------
                             Vice President

ATTEST:

/s/ Robert W. Reed
- -------------------

                              YANKEE GAS SERVICES COMPANY

                             By:  /s/ Thomas J. Houde
                                ---------------------------
                                  Thomas J. Houde
                                  Vice President - Rates and
                                  Resource Planning

ATTEST:

/s/ Mary J. Healey
- -------------------
Secretary

                                            Contract # 800375

              EXHIBIT A, TRANSPORTATION PATHS
         FOR BILLING PURPOSES, DATED  March 1, 1994,
    TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
    BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline")
         AND YANKEE GAS SERVICES COMPANY ("Customer"),
                   DATED March 1, 1994:

(1) Customer's firm Point(s) of Receipt:

                                       Maximum Daily
                                       Receipt Obligation
Point of                               (plus Applicable
Receipt            Description         Shrinkage)(dth)
- ----------         -----------         -------------------

Commencing on the later of November 1, 1994, or the first day following notification of Customer by Pipeline that Pipeline has completed and placed into service all necessary facilities authorized in Docket No. CP92-184, et al.:

1.  72770     LEBANON LATERAL,
              WARREN CO., OH           15,000 1/

2.  75082     OAKFORD, WESTMORELAND
              COUNTY, PA               15,000 1/


    Measurement
    Responsibilities    Owner          Operator
    ----------------    -----          --------

1.  TETCO               TETCO          TETCO

2.  TETCO               TETCO          TETCO



1/provided, however, that Pipeline's maximum daily receipt obligation shall not exceed 15,000 dth in the aggregate at Points of Receipt (1) and (2) above;

(2) Customer shall have Pipeline's Master Receipt Point List
("MRPL"). Customer hereby agrees that Pipeline's MRPL as revised and published by Pipeline from time to time is incorporated herein by reference.

Customer hereby agrees to comply with the Receipt Pressure
Obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.

                                       Transportation
    Transportation Path                Path Quantity (Dth/D)

Commencing on the later of November 1, 1994, or the first day following notification of Customer by Pipeline that Pipeline has completed and placed into service all necessary facilities
authorized in Docket No. CP 92-184, et al.:
         M2 to M3                           15,000


SIGNED FOR IDENTIFICATION

PIPELINE:     /s/  Diane T. Tom
              ------------------------
CUSTOMER:     /s/ Thomas J. Houde
              ------------------------

SUPERSEDES EXHIBIT A DATED:

         EXHIBIT B, POINT(S) OF DELIVERY, DATED MARCH 1, 1994
         TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1 BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND YANKEE GAS SERVICES COMPANY ("Customer"), DATED MARCH 1, 1994:

                                       Maximum
                                       Daily
    Point of                           Delivery
    Delivery       Description         Obligation
    -------        -----------         -------------
                                       (dth)

Commencing on the later of November 1, 1994, or the first day following notification of Customer by Pipeline that Pipeline has completed and placed into service all necessary facilities authorized in Docket No. CP92-184, et al.:

1.  70087     ALGONQUIN-LAMBERTVILLE,NJ
              HUNTERDON CO., NJ             15,000


    Delivery
    Pressure       Measurement
    Obligations    Responsibilities    Owner     Operator
    -----------    ----------------    -----     --------


1.  AS REQUESTED   TETCO               TETCO     ALGONQUIN
    BY CUSTOMER,
    NOT TO
    EXCEED 750
    PSIG.


provided, however, that until changed by a subsequent agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligation at each of the Points of Delivery described above, including Pipeline's maximum daily delivery obligation under this and all other firm Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:

                                       Aggregate Maximum Daily
Point of Delivery                      Delivery Obligation (dth)
- -----------------                      -------------------------

Commencing on the later of November 1, 1994, or the first day following notification of Customer by Pipeline that Pipeline has completed and placed into service all necessary facilities authorized in Docket No. CP92-184, et al.:

    NO. 1                                        77,265

SIGNED FOR IDENTIFICATION

PIPELINE:     /s/ Diane T. Tom
         -------------------
CUSTOMER:     /s/ Thomas J. Houde
         -------------------
SUPERSEDES EXHIBIT B DATED

         EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE
    BOUNDARY EXIT QUANTITY, DATED MARCH 1, 1994, TO THE SERVICE
AGREEMENT UNDER RATE SCHEDULE FT-1 BETWEEN TEXAS EASTERN
         TRANSMISSION CORPORATION ("PIPELINE") AND
YANKEE GAS SERVICES COMPANY ("CUSTOMER"), DATED MARCH 1, 1994:

                   ZONE BOUNDARY ENTRY QUANTITY
                             Dth/D

                             To
                             --
FROM          STX  ETX  WLA  ELA  M1-24     M1-30     M1-TXG
STX
ETX
WLA
ELA
M1-24
M1-30
M1-TXG
M1-TGC
M2-24
M2-30
M2-TXG
M2-TGC
M2
M3


                                       To
                                       --
FROM     M1-TGC    M2-24     M2-30     M2-TXG    M2-TGC    M2    M3
STX
ETX
WLA
ELA
M1-24
M1-30
M1-TXG
M1-TGC
M2-24
M2-30
M2-TXG
M2-TGC
M2                                                        15,000
M3

                        ZONE BOUNDARY EXIT QUANTITY
                                  Dth/D
                                       To
                                       --
FROM          STX  ETX  WLA  ELA  M1-24     M1-30     M1-TXG
STX
ETX
WLA
ELA
M1-24
M1-30
M1-TXG
M1-TGC
M2-24
M2-30
M2-TXG
M2-TGC
M2
M3

                                       To
                                       --

FROM     M1-TGC    M2-24     M2-30     M2-TXG    M2-TGC    M2   M3
STX
ETX
WLA
ELA
M1-24
M1-30
M1-TXG
M1-TGC
M2-24
M2-30
M2-TXG
M2-TGC
M2                                                        15,000
M3


SIGNED FOR IDENTIFICATION:
PIPELINE:     /s/ Diane T. Tom
         ------------------
CUSTOMER:     /s/Thomas J. Houde
         ------------------
SUPERSEDES EXHIBIT C DATED

February 14, 1994

Mr. Thomas J. Houde
Vice President, Rates & Resource Planning
Yankee Gas Services Company
599 Research Parkway
P.O. Box 1030
Meriden, CT  06450-1030

RE: FT-1 Service Agreement between Texas Eastern Transmission
    Corporation and Yankee Gas Services Company (Texas Eastern
    Contract No. 800375)

Gentlemen:

    Texas Eastern Transmission Corporation ("Texas Eastern") and Yankee Gas Services Company ("Shipper") are parties to a letter agreement dated February 3, 1994, which letter agreement sets forth our agreement with respect to certain matters regarding the ITP Project and the Federal Energy Regulatory Commission("Commission") order dated July 16, 1993, approving such project, subject to certain modifications and conditions. Pursuant to the letter agreement, Texas Eastern and Shipper are executing contemporaneously a FT-1 Service Agreement for ITP Service ("FT-1 Service Agreement") and this rate discount agreement applicable to such FT-1 Service Agreement.

    Commencing as of the effective date of the captioned FT-1 Service Agreement and continuing while Order No. 636 GSR and stranded costs are applicable to Rate Schedule FT-1 ("Discount Term"), Texas Eastern agrees to discount the maximum rate, as effective from time to time, applicable to such FT-1 Service Agreement, inclusive of all surcharges, by an amount equivalent to the Order No. 636 GSR and stranded cost payment obligation of Shipper, pursuant to Sections 15.2 (C) and (D) of the General Terms and Conditions of Texas Eastern's FERC Gas Tariff, Sixth Revised Volume No. 1, as effective from time to time, for any month. In no event will Shipper's monthly charge for service under the FT-1 Service Agreement exceed the maximum rate applicable to the FT-1 Service Agreement, as effective from time to time, inclusive of all surcharges, less the discount agreed to herein. At the end of the discount term, the rate for service under the captioned FT-1 Service Agreement will be the maximum rate applicable to such FT-1 Service Agreement, unless otherwise agreed to in writing by the parties.

    To the extent permitted by the Commission, Texas Eastern shall be free to characterize the amount discounted as a discount of any component of the maximum rate as it deems appropriate from time to time. Shipper shall not oppose any such characterization by Texas Eastern.

    Texas Eastern and Shipper recognize that Texas Eastern's Rate Schedule FT-1 rates may be subject to modification by Texas Eastern and/or the Commission from time to time. With regard to the FT-1 rate applicable to the FT-1 Service Agreement, Texas Eastern and Shipper expressly agree that Shipper shall be entitled to refunds of payments paid by Shipper pursuant to the captioned agreement and Rate Schedule FT-1 of an amount equal to the sum of (1) the positive difference if any between the rate actually paid by the positive difference if any between the rate actually paid by the Shipper less the final maximum rate inclusive of all surcharges as determined by the Commission (but exclusive of Shipper's discount provided for herein) multiplied by the applicable billing dererminants plus (2) applicable interest on such amount during such time period. TETCO and Shipper agree not to initiate or instigate any action or proceedings for the purpose of seeking refunds not in accordance with the foregoing amount.

                        Very truly yours,

                        TEXAS EASTERN TRANSMISSION CORPORATION

                        By:  /s/ Diane T. Tom
                           --------------------------------
                        Title:    Vice President

ACCEPTED AND AGREED to

this 18th day of
February, 1994


YANKEE GAS SERVICES COMPANY

By: /s/ Thomas J. Houde
   ----------------------
Title:  Vice President
    Rates and Resource Planning

February 14, 1994


Mr. Thomas J. Houde
Vice President, Rates & Resource Planning
Yankee Gas Services Company
599 Research Parkway
P.O. Box 1030
Meriden, CT  06450-1030

RE: ITP Project
    Texas Eastern Transmission Corporation
    Docket Nos. CP92-184, et al.

Gentlemen:

    The Federal Energy Regulatory Commission ("Commission") issued an order on July 16, 1993 ("July Order"), in the captioned proceeding which granted Texas Eastern Transmission Corporation ("Texas Eastern") permanent certificate authorization which was requested, in part, pursuant to a precedent agreement entered into by and between Texas Eastern and Yankee Gas Services Company ("Shipper") dated September 6, 1991 ("Precedent Agreement") for an incremental firm transportation service ("ITP Service"). As a result of certain modifications and conditions in the July Order, Texas Eastern and Shipper desire to enter into this Agreement to address certain potential cost responsibilities resulting from such modifications and conditions and agree to the following:

    1. Texas Eastern and Shipper agree to execute by February 17, 1994, a firm transportation service agreement under Texas Eastern's Rate Schedule FT-1 for ITP Service ("Service Agreement") with a Maximum Daily Quantity ("MDQ") service entitlement of 15,000 dekatherms per day commencing on the later of November 1, 1994, or the date that Texas Eastern notifies Shipper that Texas Eastern has completed and placed in service all facilities authorized in Docket No. CP92-184, et al, which are necessary to render service under the Service Agreement.

    2. Texas Eastern and Shipper agree that the initial rates for ITP Service commencing on or about November 1, 1994, will be the initial rates authorized by the Commission for ITP Service commencing on or about November 1, 1994, exclusive of all applicable surcharges, to be charged by Texas Eastern. Shipper also agrees to pay the amount of all surcharges applicable to Rate Schedule FT-1. Shipper agrees to actively support Texas Eastern's efforts to obtain any regulatory authorizations Texas Eastern deems necessary to implement the provisions of this Agreement. Shipper also agrees to actively support Texas Eastern's efforts in Docket No. RP94-33, or such other appropriate proceeding, to obtain any regulatory authorizations Texas Eastern deems necessary to allocate a reduced amount of Order No. 636 GSR and stranded costs to services utilizing incremental facilities constructed on or after June 1, 1993, which reflects the new incremental short-haul capacity nature of the Service Agreement, as contrasted with Texas Eastern's other FT-1 service agreements utilizing capacity constructed prior to June 1, 1993. Texas Eastern recognizes and acknowledges that Shipper's support will not preclude Shipper from opposing Texas Eastern's recovery of Order No. 636 GSR and stranded costs to the extent not inconsistent with this Agreement.

    3. Texas Eastern recognizes that the modifications set forth in the July Order with respect to the ITP Service, in particular the imposition of GSR and stranded costs on this service, has created potential cost responsibility which Shipper did not originally contemplate and/or consider when entering into the Precedent Agreement. Accordingly, Texas Eastern and Shipper agree to negotiate and execute, contemporaneous with the execution of the Service Agreement, a discount agreement with respect to the rate to be charged by Texas Eastern during the period that Order No. 636 GSR and stranded costs are applicable to the Service Agreement provided for in Paragraph 1 herein.

    If the foregoing correctly sets forth our understanding and our agreement, please so indicate by having a duly authorized representative execute this Agreement in the space provided below:

                        Very truly yours,
                        TEXAS EASTERN TRANSMISSION CORPORATION

                        By: /s/Diane T. Tom
                           --------------------------------
                        Title: Vice President


ACCEPTED AND AGREED TO
this 18th day of
February, 1994

YANKEE GAS SERVICES COMPANY

By: /s/Thomas J. Houde
   ---------------------------
Title:Vice President - Rates
    and Resource Planning